FOURTH AMENDMENT TO THIRD
AMENDED AND RESTATED REVOLVING LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING LOAN AND SECURITY AGREEMENT (this “Amendment”) dated as of June 30, 2017, is by and among THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking corporation (together with its successors and assigns, “Administrative Agent”) in its capacity as administrative agent for the Lenders (as defined below), the Lenders, DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation, and certain of its affiliates parties hereto identified on the signature pages as “Original Borrower” (individually and collectively, “Original Borrower”), and DIVERSICARE OF SELMA, LLC, a Delaware limited liability company (“New Opco”) and DIVERSICARE SELMA PROPERTY, LLC, a Delaware limited liability company (“New Propco”; New Propco together with New Opco are hereinafter referred to, individually and collectively, as “New Borrower”). New Borrower and Original Borrower are hereinafter referred to individually and collectively as, “Borrower”.
RECITALS:
WHEREAS, Original Borrower, Administrative Agent, and the financial institutions signatories thereto (the “Lenders”) are parties to that certain Third Amended and Restated Revolving Loan and Security Agreement dated as of February 26, 2016 (as the same has been, and may hereafter be, amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”; all capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Loan Agreement as amended by this Amendment); and
WHEREAS, Borrower, Administrative Agent and Lenders desire to amend the Loan Agreement as provided in and subject to the terms and conditions of this Amendment.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto (intending to be legally bound) hereby agree as follows:
1.Joinder and Assumption. From and after the date hereof, New Borrower hereby absolutely and unconditionally (i) joins as and becomes a party to the Loan Agreement as a Borrower thereunder and to each Financing Agreement to which Original Borrower is a party, (ii) assumes, as a joint and several obligor thereunder, all of the obligations, liabilities and indemnities of a Borrower under the Loan Agreement and all other Financing Agreements, (iii) covenants and agrees to be bound by and adhere to all of the terms, covenants, waivers, releases, agreements and conditions of or respecting a Borrower with respect to the Loan Agreement and the other Financing Agreements and all of the representations and warranties contained in the Loan Agreement and the other Financing Agreements with respect to a Borrower, and (iv) collaterally assigns and transfers to Administrative Agent (for the benefit of Lenders and itself) and hereby grants to Administrative Agent (for the benefit of Lenders and itself) a continuing first-priority security interest in all of New Borrower’s now owned and existing and hereafter acquired and arising Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all of the Liabilities, subject to any applicable Intercreditor Agreements. New Borrower hereby authorizes Administrative Agent to file at any time uniform commercial code financing statements in such jurisdictions and offices as Administrative Agent deems necessary in connection with the perfection of a security interest in all of New Borrower’s now owned or hereafter arising or acquired Collateral, including, without limitation, Accounts and Deposit Accounts of New Borrower, and all proceeds and products thereof. From and after the date hereof, any reference to the term “Borrower” in the Loan Agreement and the Financing Agreements shall also include New Borrower.
2.    Supplementation of Certain Disclosure Schedules. In connection with the joinder of New Borrower to the Loan Agreement, Schedule 1.1(a) (Borrowers), Schedule 1.1(b) (Affiliated Term Borrowers), Schedule 1.1(c) (Propco Borrowers), Schedule 1.1(f) (Facilities, Locations, Real Property, Operators, Owners, Leases), Schedule 7.8 (Names), Schedule 7.12 (Organizational Chart), Schedule 7.33 (Capitalization) and Schedule 7.36 (Commercial Leases) of the Loan Agreement shall be supplemented from and after the date of this Amendment as set forth on the applicable and respective schedules attached hereto and made a part hereof so that such schedules shall reflect the matters intended to be shown thereon as of the date of this Amendment.
3.    Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 6 below and in reliance upon the representations and warranties set forth in Section 5 below, Borrower, Administrative Agent and Lenders hereby amend the Loan Agreement as follows:
(a)    Subsection (d) of the definition of “Change of Control” in Section 1.1 of the Loan Agreement shall be amended and restated in its entirety to read as follows:
(d) Diversicare Holding Company, LLC shall at any time after the Closing Date have control and voting power over less than all of the issued and outstanding Stock of Diversicare Kansas, LLC, Diversicare of Glasgow, LLC, Diversicare of Fulton, LLC and Diversicare of Selma, LLC,
(b)    The definition of “Financing Agreements” in Section 1.1 of the Loan Agreement shall hereafter be deemed to also include this Amendment and each of the documents identified in Sections 6(c), (d), (e), (f), (g) and (p) in this Amendment.
(c)    The definition of “Libor Base Rate” contained in Section 1.1 of the Loan Agreement is hereby amended by deleting the last sentence at the end of such definition.
(d)    The definition of “Maximum Revolving Facility” in Section 1.1 of the Loan Agreement shall be amended and restated in its entirety as follows:
“Maximum Revolving Facility” means an amount equal to Fifty-Two Million Two Hundred Fifty Thousand and No/100 Dollars ($52,250,000.00).
(e)    Section 9.3 of the Loan Agreement shall be amended to amend and restate the second proviso therein to read as follows:
provided further, that, subject to the terms and conditions of the Term Loan Agreement, the Hutchinson Propco (as defined therein), Clinton Propco (as defined therein) and Selma Propco (as defined therein) may enter into the Hutchinson Acquisition (as defined therein), Clinton Acquisition (as defined therein) and Selma Acquisition (as defined therein), respectively, an Affiliated Term Loan Borrower may enter into a Permitted Acquisition (as defined therein) subject to satisfaction of all of the related conditions precedent thereto.
(f)    Annex A (Lenders, Pro Rata Shares/Dollar Allocations, and Notice Information) to the Loan Agreement shall be amended and restated and replaced with Annex A attached hereto.
4.    No Other Amendments. Borrower acknowledges and expressly agrees that this Amendment is limited to the extent expressly set forth herein and shall not constitute a modification or amendment of the Loan Agreement or any other Financing Agreements or a course of dealing at variance with the terms or conditions of the Loan Agreement or any other Financing Agreements (other than as expressly set forth in this Amendment and the other instruments, agreements, certificates and documents required to be executed and delivered in connection herewith, including those identified in Sections 6(c), (d), (e), (f), (g) and (p)).
5.    Representations and Warranties. In order to induce Administrative Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Administrative Agent and Lenders (which representations and warranties shall survive the execution and delivery hereof), both before and after giving effect to this Amendment that:
(a)    Each of the representations and warranties of each Borrower (including Original Borrower and New Borrower) contained in the Loan Agreement and the other Financing Agreements to which Borrower is a party are true and correct in all material respects (without duplication of any materiality carve out already provided therein) on and as of the date hereof, in each case as if made on and as of such date, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date); the principal place of business and chief executive office for New Borrower is as set forth on Schedule 1.1(a) (as revised pursuant to Section 2 hereof);
(b)    Borrower has the corporate or limited liability company (as applicable) power and authority (i) to enter into the Loan Agreement as amended by this Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by Borrower;
(c)    This Amendment has been duly authorized, validly executed and delivered by one or more Duly Authorized Officers of Borrower, and each of this Amendment, the Loan Agreement as amended hereby, and each of the other Financing Agreements to which Borrower is a party, constitutes the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, subject to bankruptcy, insolvency or other similar laws affecting the enforcement of creditor’s rights and remedies generally;
(d)    The execution and delivery of this Amendment and performance by Borrower under this Amendment, the Loan Agreement and each of the other Financing Agreements to which Borrower is a party do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over Borrower that has not already been obtained, nor be in contravention of or in conflict with the organizational documents of Borrower, or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which Borrower is party or by which Borrower’s respective assets or properties are bound; and
(e)    No Default or Event of Default will result after giving effect to this Amendment, and no event has occurred that has had or could reasonably be expected to have a Material Adverse Effect after giving effect to this Amendment.
6.    Conditions Precedent to Effectiveness of this Amendment. The joinder contained in Section 1 and the amendments contained in Sections 2 and 3 of this Amendment shall become effective on the date hereof as long as each of the following conditions precedent is satisfied as determined by Administrative Agent:
(a)    all of the representations and warranties of Borrower under Section 5 hereof, which are made as of the date hereof, are true and correct;
(b)    receipt by Administrative Agent of duly executed signature pages to this Amendment from Borrower and Lenders;
(c)    receipt by Administrative Agent of duly executed signature pages to the modifications to promissory notes dated as of the date hereof by Borrower in favor of each Lender;
(d)    Administrative Agent shall have received a duly executed Reaffirmation of Second Amended and Restated Guaranty in the form attached hereto;
(e)    receipt by Administrative Agent of duly executed signature pages to the First Amendment to and Reaffirmation of Second Amended and Restated Pledge Agreement dated as of the date hereof, among Diversicare Holding Company, LLC, New Opco and Administrative Agent (the “Diversicare Holding Company Pledge Agreement Amendment”), in form and substance reasonably acceptable to Administrative Agent;
(f)    receipt by Administrative Agent of duly executed signature pages to the First Amendment to and Reaffirmation of Second Amended and Restated Pledge Agreement dated as of the date hereof, among Diversicare Property Co., LLC, New Propco and Administrative Agent (the “Diversicare Property Co. Pledge Agreement Amendment”), in form and substance reasonably acceptable to Administrative Agent;
(g)    Administrative Agent shall have received a duly executed Reaffirmation of Pledge Agreements in the form attached hereto;
(h)    receipt by Administrative Agent of copies of resolutions of the governing body of New Borrower authorizing the execution, delivery and performance by New Borrower of the Loan Agreement, as amended by this Amendment, and each of the other instruments, agreements and documents entered into in connection with this Amendment to which New Borrower is a party (including with respect to the security interest and equity pledge provided in favor of Administrative Agent), certified by a Duly Authorized Officer of New Borrower;
(i)    receipt by Administrative Agent of copies of resolutions of the governing body of Original Borrower authorizing the execution, delivery and performance by Original Borrower of this Amendment and each of the other instruments, agreements and documents entered into in connection with this Amendment to which Original Borrower is a party, certified by a Duly Authorized Officer of Original Borrower;
(j)    receipt by Administrative Agent of UCC tax, lien, pending suit, bankruptcy and judgment searches on New Borrower, each as of a recent date, the results of which must be in form and substance acceptable to Administrative Agent;
(k)    receipt by Administrative Agent of good standing certificates for New Borrower from the Delaware Secretary of State and certificates of authorization for New Borrower from the Secretary of State of the State of Alabama (as of a recent date);
(l)    receipt by Administrative Agent of an opinion of Bass Berry & Sims, PLC, the legal counsel to Borrower and Guarantor, in form and substance reasonably satisfactory to Administrative Agent;
(m)    receipt by Administrative Agent of a certified copy of New Borrower’s certificate of formation, certified by the Delaware Secretary of State (as of a recent date);
(n)    receipt by Administrative Agent of a true, correct and complete copy of the operating agreement of New Borrower, certified by a Duly Authorized Officer of New Borrower;
(o)    UCC Financing Statements, as requested by Administrative Agent, naming New Borrower as debtor and Administrative Agent as secured party with respect to the Collateral, together with such UCC termination statements necessary to release all Liens (other than Permitted Liens) in any of the Collateral except Administrative Agent, and other documents as Administrative Agent deems necessary or appropriate, shall have been filed in all jurisdictions that Administrative Agent deems necessary or advisable;
(p)    receipt of a duly executed Second Amendment to Second Amended and Restated Blocked Account Agreement, in form and substance reasonably acceptable to Administrative Agent;
(q)    receipt of certificates from Borrower’s insurance carriers evidencing Administrative Agent as additional insured with respect to New Borrower’s general liability insurance;
(r)    receipt by Administrative Agent of a true, correct and complete copy of the Management Agreement between New Opco and Manager available as of the date hereof, certified by a Duly Authorized Officer of New Borrower;
(s)    receipt by Administrative Agent of a true, correct and complete copy of the Leases for the Property of New Borrower available as of the date hereof, and each certified by a Duly Authorized Officer of New Borrower;
(t)    receipt by Administrative Agent of a duly signed and completed perfection certificate with respect to New Borrower;
(u)    UCC Financing Statement naming Diversicare Holding Company, LLC as debtor and Administrative Agent as secured party with respect to the equity of New Opco pledged pursuant to the Diversicare Holding Company Pledge Agreement Amendment shall have been filed in all jurisdictions that Administrative Agent deems necessary or advisable (including the Delaware Secretary of State);
(v)    UCC Financing Statement naming Diversicare Property Co., LLC as debtor and Administrative Agent as secured party with respect to the equity of New Propco pledged pursuant to the Diversicare Property Co. Pledge Agreement Amendment shall have been filed in all jurisdictions that Administrative Agent deems necessary or advisable (including the Delaware Secretary of State);
(w)    receipt by Administrative Agent of copies of resolutions of the governing body of Diversicare Holding Company, LLC authorizing the execution, delivery and performance by Diversicare Holding Company, LLC of the Diversicare Holding Company Pledge Agreement Amendment, certified by a Duly Authorized Officer of Diversicare Holding Company, LLC;
(x)    receipt by Administrative Agent of copies of resolutions of the governing body of Diversicare Property Co., LLC authorizing the execution, delivery and performance by Diversicare Property Co., LLC of the Diversicare Property Co. Pledge Agreement Amendment, certified by a Duly Authorized Officer of Diversicare Property Co., LLC;
(y)    receipt by Administrative Agent of copies of resolutions of the governing body of Guarantor authorizing the execution, delivery and performance by Guarantor of the Guaranty Reaffirmation, certified by a Duly Authorized Officer of Guarantor;
(z)    receipt by Administrative Agent of copies of the supplemented Schedule 1.1(a) (Borrowers), Schedule 1.1(b) (Affiliated Term Borrowers), Schedule 1.1(c) (Propco Borrowers), Schedule 1.1(f) (Facilities, Locations, Real Property, Operators, Owners, Leases), Schedule 7.8 (Names), Schedule 7.12 (Organizational Chart), Schedule 7.33 (Capitalization) and Schedule 7.36 (Commercial Leases) of the Loan Agreement;
(aa)    receipt of any applicable Letter of Credit Document (including an amendment to the Master Letter of Credit Agreement or an entirely new Master Letter of Credit Agreement) as Administrative Agent may require in connection with this Amendment; and
(bb)    receipt by Administrative Agent of such other certificates, schedules, exhibits, documents, opinions, instruments, reaffirmations, amendments or consents Administrative Agent may reasonably require, if any.
7.    Reaffirmation; References to Loan Agreement; Additional Agreements and Covenants; Etc.
(a)    Borrower acknowledges and agrees that all of Borrower’s obligations and Liabilities under the Loan Agreement and the other Financing Agreements, as amended hereby, are and shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. The first priority perfected security interests and Liens and rights in the Collateral securing payment of the Liabilities are hereby ratified and confirmed by Borrower in all respects.
(b)    Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.
(c)    The failure by Administrative Agent, at any time or times hereafter, to require strict performance by any Borrower of any provision or term of the Loan Agreement, this Amendment or any of the Financing Agreements shall not waive, affect or diminish any right of Administrative Agent hereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver by Administrative Agent of a breach of this Amendment or any Event of Default under or pursuant to the Loan Agreement shall not, except as expressly set forth in a writing signed by Administrative Agent, suspend, waive or affect any other breach of this Amendment or any Event of Default under or pursuant to the Loan Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of any Borrower contained in this Amendment, shall be deemed to have been suspended or waived by Administrative Agent unless such suspension or waiver is (i) in writing and signed by Administrative Agent (and, if applicable, the Required Lenders) and (ii) delivered to Borrower by Administrative Agent or its counsel.
(d)    In no event shall Administrative Agent’s execution and delivery of this Amendment establish a course of dealing among Administrative Agent, any Borrower, pledgor or Guarantor or any other obligor, or in any other way obligate Administrative Agent to hereafter provide any amendments or modifications or, if at any time applicable, consents or waivers with respect to the Loan Agreement or any other Financing Agreement. The terms and provisions of this Amendment shall be limited precisely as written and shall not be deemed (x) to be a consent to any amendment or modification of any other term or condition of the Loan Agreement or of any of the Financing Agreements (except as expressly provided herein or in any of the other instruments, agreements, certificates and documents required to be executed and delivered in connection herewith, including those identified in Sections 6(c), (d), (e), (f), (g) and (p)); or (y) to prejudice any right or remedy which Administrative Agent may now have under or in connection with the Loan Agreement or any of the other Financing Agreements. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Amendment.
(e)    Except as expressly provided herein (or in any of the other instruments, agreements, certificates and documents required to be executed and delivered in connection herewith, including those identified in Sections 6(c), (d), (e), (f), (g) and (p)), the Loan Agreement and all of the other Financing Agreements shall remain unaltered, and the Loan Agreement and all of the other Financing Agreements shall remain in full force and effect and are hereby ratified and confirmed in all respects.
(f)    Borrower shall deliver to Administrative Agent promptly upon receipt evidence that New Opco has received its Medicare and Medicaid provider numbers for the Selma Facility.
8.    Release.
(a)    In consideration of, among other things, the consent and amendments provided for herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Borrower and Guarantor (on behalf of themselves and their respective subsidiaries, Affiliates, successors and assigns), and, to the extent permitted by applicable law and the same is claimed by right of, through or under the above, for their past, present and future employees, directors, members, managers, partners, agents, representatives, officers, directors, and equity holders (all collectively, with Borrower and Guarantor, the “Releasing Parties”), do hereby unconditionally, irrevocably, fully, and forever remise, satisfy, acquit, release and discharge Administrative Agent, Issuing Lender, and Lenders and each of Administrative Agent’s, Issuing Lender’s and Lender’s past, present and future officers, directors, agents, employees, attorneys, parent, shareholders, successors, assigns, subsidiaries and Affiliates and all other persons and entities to whom Administrative Agent or Lenders would be liable if such persons or entities were found in any way to be liable to any of the Releasing Parties (collectively, the “Lender Parties”), of and from any and all manner of action and actions, cause and causes of action, claims, cross-claims, charges, demands, counterclaims, suits, proceedings, disputes, debts, dues, sums of money, accounts, bonds, covenants, contracts, controversies, damages, judgments, liabilities, damages, costs, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand, proceedings or cause of action of whatever nature, whether in law, equity or otherwise (including, without limitation, those arising under 11 U.S.C. §§ 541-550 and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may have heretofore accrued against any or all of Lender Parties, whether held in a personal or representative capacity, that the Releasing Parties (or any of them) have or may have against the Lender Parties or any of them (whether directly or indirectly) and which are based on any act, fact, event, action or omission or any other matter, condition, cause or thing occurring at or from any time prior to and including the date hereof in any way, directly or indirectly arising out of, connected with or relating to this Amendment, the Loan Agreement or any other Financing Agreement and the transactions contemplated hereby and thereby, the Collateral or the Liabilities, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing, other than any applicable good faith claim as to which a final determination is made in a judicial proceeding (in which Administrative Agent and any of the Released Parties have had an opportunity to be heard) which determination includes a specific finding that Administrative Agent acted in a grossly negligent manner or with actual willful misconduct or illegal activity. Borrower and Guarantor each acknowledges that Administrative Agent and Lenders are specifically relying upon the representations, warranties and agreements contained herein and that such representations, warranties and agreements constitute a material inducement to Administrative Agent and Lenders in entering into this Amendment.
(b)    Borrower and Guarantor each understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)    To the furthest extent permitted by law, Borrower and Guarantor each hereby knowingly, voluntarily, intentionally and expressly waives and relinquishes any and all rights and benefits that it respectively may have as against Lender Parties under any law, rule or regulation of any jurisdiction that would or could have the effect of limiting the extent to which a general release extends to claims which a Lender Party or Releasing Party does not know or suspect to exist as of the date hereof. Borrower and Guarantor each hereby acknowledges that the waiver set forth in the prior sentence was separately bargained for and that such waiver is an essential term and condition of this Amendment (and without which the joinder in Section 1 and the amendments in Sections 2 and 3 hereof would not have been agreed to by Administrative Agent and Lenders).
9.    Costs and Expenses. Without limiting the obligation of Borrower to reimburse Administrative Agent for all costs, fees, disbursements and expenses incurred by Administrative Agent as specified in the Loan Agreement, Borrower agrees to and shall pay on demand all reasonable costs, fees, disbursements and expenses of Administrative Agent in connection with the preparation, negotiation, revision, execution and delivery of this Amendment and the other agreements, amendments, modifications, reaffirmations, instruments and documents contemplated hereby, including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses. All obligations provided herein shall survive any termination of this Amendment and the Loan Agreement as amended hereby.
10.    Financing Agreement. This Amendment shall constitute a Financing Agreement.
11.    Titles. Titles and section headings herein shall be without substantive meaning and are provided solely for the convenience of the parties.
12.    Severability; Etc. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Amendment. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Amendment.
13.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, no Borrower may assign any of its respective rights or obligations under this Amendment without the prior written consent of Administrative Agent.
14.    Further Assurances. Borrower shall, at its own cost and expense, cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, certificates, instruments, reaffirmations, amendments, documents and assurances as may from time to time be necessary or as Administrative Agent may from time to time reasonably request in order to more fully carry out the intent and purposes of this Amendment or any of the other instruments, agreements, certificates and documents required to be executed and delivered in connection herewith, including those identified in Sections 6(c), (d), (e), (f), (g) and (p).
15.    Counterparts; Faxes. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. A signature hereto sent or delivered by facsimile or other electronic transmission shall be as legally binding and enforceable as a signed original for all purposes.
16.    Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without regard to conflict of law principles that would require the application of any other laws.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Fourth Amendment to Third Amended and Restated Revolving Loan and Security Agreement as of the day and year first above written.

BORROWER:

ORIGINAL BORROWER:
ADVOCAT FINANCE, INC.
DIVERSICARE MANAGEMENT SERVICES CO.
DIVERSICARE LEASING CORP.
STERLING HEALTH CARE MANAGEMENT, INC.
DIVERSICARE TEXAS I, LLC
DIVERSICARE HOLDING COMPANY, LLC
DIVERSICARE KANSAS, LLC
DIVERSICARE LEASING COMPANY II, LLC
DIVERSICARE PROPERTY CO., LLC

By:	/s/ James R. McKnight, Jr.
Name:	James R. McKnight, Jr.
Its:	Executive Vice President & Chief Financial Officer

SENIOR CARE CEDAR HILLS, LLC SENIOR CARE GOLFCREST, LLC SENIOR CARE GOLFVIEW, LLC SENIOR CARE SOUTHERN PINES, LLC
BY:	SENIOR CARE FLORIDA LEASING, LLC, its sole member
	BY:	DIVERSICARE LEASING CORP., its sole member
	By:	/s/ James R. McKnight, Jr.
	Name:	James R. McKnight, Jr.
	Its:	Executive Vice President & Chief Financial Officer

SENIOR CARE FLORIDA LEASING, LLC
DIVERSICARE AFTON OAKS, LLC
DIVERSICARE BRIARCLIFF, LLC
DIVERSICARE CHISOLM, LLC
DIVERSICARE HARTFORD, LLC
DIVERSICARE HILLCREST, LLC
DIVERSICARE LAMPASAS, LLC
DIVERSICARE PINEDALE, LLC
DIVERSICARE WINDSOR HOUSE, LLC
DIVERSICARE YORKTOWN, LLC
DIVERSICARE ROSE TERRACE, LLC
DIVERSICARE THERAPY SERVICES, LLC
DIVERSICARE CLINTON, LLC
DIVERSICARE HIGHLANDS, LLC

BY:	DIVERSICARE LEASING CORP., its sole member
	By:	/s/ James R. McKnight, Jr.
	Name:	James R. McKnight, Jr.
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE BALLINGER, LLC DIVERSICARE DOCTORS, LLC DIVERSICARE ESTATES, LLC DIVERSICARE HUMBLE, LLC DIVERSICARE KATY, LLC DIVERSICARE NORMANDY TERRACE, LLC DIVERSICARE TREEMONT, LLC DIVERSICARE PARIS, LLC
BY:	DIVERSICARE TEXAS I, LLC, its sole member
	By:	/s/ James R. McKnight, Jr.
	Name:	James R. McKnight, Jr.
	Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE OF CHANUTE, LLC DIVERSICARE OF COUNCIL GROVE, LLC DIVERSICARE OF HAYSVILLE, LLC DIVERSICARE OF SEDGWICK, LLC DIVERSICARE OF HUTCHINSON, LLC DIVERSICARE OF LARNED, LLC
BY:	DIVERSICARE KANSAS, LLC its sole member

	By:	/s/ James R. McKnight, Jr.
	Name:	James R. McKnight, Jr.
	Its:	Executive Vice President & Chief Financial Officer
DIVERSICARE OF SENECA PLACE, LLC
DIVERSICARE OF BRADFORD PLACE, LLC
DIVERSICARE OF PROVIDENCE, LLC
DIVERSICARE OF SIENA WOODS, LLC
DIVERSICARE OF ST. THERESA, LLC
DIVERSICARE OF BIG SPRINGS, LLC
DIVERSICARE OF NICHOLASVILLE, LLC
DIVERSICARE OF AVON, LLC
DIVERSICARE OF MANSFIELD, LLC
DIVERSICARE OF RIVERSIDE, LLC
DIVERSICARE OF CHATEAU, LLC
DIVERSICARE OF ST. JOSEPH, LLC
DIVERSICARE OF GREENVILLE, LLC

By:	DIVERSICARE LEASING COMPANY II, LLC, its sole member

By:_ /s/ James R. McKnight, Jr._____________

Name:	James R. McKnight, Jr.
Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE AFTON OAKS PROPERTY, LLC
DIVERSICARE BRIARCLIFF PROPERTY, LLC
DIVERSICARE CHANUTE PROPERTY, LLC
DIVERSICARE CHISOLM PROPERTY, LLC
DIVERSICARE COUNCIL GROVE PROPERTY, LLC
DIVERSICARE HAYSVILLE PROPERTY, LLC
DIVERSICARE HARTFORD PROPERTY, LLC
DIVERSICARE HILLCREST PROPERTY, LLC
DIVERSICARE HUTCHINSON PROPERTY, LLC
DIVERSICARE LAMPASAS PROPERTY, LLC
DIVERSICARE LARNED PROPERTY, LLC
DIVERSICARE SEDGWICK PROPERTY, LLC
DIVERSICARE WINDSOR HOUSE PROPERTY, LLC
DIVERSICARE YORKTOWN PROPERTY, LLC
DIVERSICARE GLASGOW PROPERTY, LLC
DIVERSICARE CLINTON PROPERTY, LLC
DIVERSICARE FULTON PROPERTY, LLC

By:	DIVERSICARE PROPERTY CO., LLC, its sole member

By:_ /s/ James R. McKnight, Jr._________
Name: James R. McKnight, Jr.

Its:	Executive Vice President & Chief
Financial Officer

DIVERSICARE OF GLASGOW, LLC
DIVERSICARE OF FULTON, LLC

By:	DIVERSICARE HOLDING COMPANY, LLC, its sole member

By:_ /s/ James R. McKnight, Jr.___________
Name: James R. McKnight, Jr.

Its:	Executive Vice President & Chief
Financial Officer

DIVERSICARE LEASING COMPANY III, LLC

By:_ /s/ James R. McKnight, Jr.____________

Name:	James R. McKnight, Jr.
Its:	Executive Vice President & Chief Financial Officer

DIVERSICARE OF ARAB, LLC
DIVERSICARE OF BOAZ, LLC
DIVERSICARE OF FOLEY, LLC
DIVERSICARE OF HUEYTOWN, LLC
DIVERSICARE OF LANETT, LLC
DIVERSICARE OF BESSEMER, LLC
DIVERSICARE OF MONTGOMERY, LLC
DIVERSICARE OF ONEONTA, LLC
DIVERSICARE OF OXFORD, LLC
DIVERSICARE OF PELL CITY, LLC
DIVERSICARE OF RIVERCHASE, LLC
DIVERSICARE OF WINFIELD, LLC
DIVERSICARE OF AMORY, LLC
DIVERSICARE OF BATESVILLE, LLC
DIVERSICARE OF BROOKHAVEN, LLC
DIVERSICARE OF CARTHAGE, LLC
DIVERSICARE OF EUPORA, LLC
DIVERSICARE OF MERIDIAN, LLC
DIVERSICARE OF RIPLEY, LLC
DIVERSICARE OF SOUTHAVEN, LLC
DIVERSICARE OF TUPELO, LLC
DIVERSICARE OF TYLERTOWN, LLC

By:	DIVERSICARE LEASING COMPANY III, LLC, its sole member

By:__ /s/ James R. McKnight, Jr.__________

Name:	James R. McKnight, Jr.
Its:	Executive Vice President & Chief Financial Officer

NEW BORROWER:

DIVERSICARE OF SELMA, LLC

By:	DIVERSICARE HOLDING COMPANY, LLC, its sole member

By:_ /s/ James R. McKnight, Jr.__________
Name: James R. McKnight, Jr.

Its:	Executive Vice President & Chief
Financial Officer

DIVERSICARE SELMA PROPERTY, LLC

By:	DIVERSICARE PROPERTY CO., LLC, its sole member

By:_ /s/ James R. McKnight, Jr.__________
Name: James R. McKnight, Jr.

Its:	Executive Vice President & Chief
Financial Officer

Acknowledged and Agreed: DIVERSICARE HEALTHCARE SERVICES, INC.
/s/ Kelly J. Gill
Name:	Kelly J. Gill
Its:	President and Chief Executive Officer

ADMINISTRATIVE AGENT:

THE PRIVATEBANK AND TRUST COMPANY, in its capacity as administrative agent

By:_/s/ Adam D. Panos_________________
Name: Adam D. Panos
Its: Managing Director

LENDER:

THE PRIVATEBANK AND TRUST COMPANY

By:_/s/ Adam D. Panos_____________
Name: Adam D. Panos
Its: Managing Director

LENDER: BANKERS TRUST COMPANY
By: _/s/ Jon M. Doll_______________
Name:	Jon M. Doll
Its:	Vice President

LENDER: BOKF, NA D/B/A BANK OF OKLAHOMA
By: _/s/ Ky Chaffin_________________
Name:	Ky Chaffin
Its:	Senior Vice President

LENDER: CIT BANK, N.A.
By: _/s/ Edward Shuster____________
Name:	Edward Shuster
Its:	Director

LENDER: OPUS BANK, a California commercial bank
By: _/s/ Randy Boba______________
Name:	Randy Boba
Its:	SVP, Healthcare Banking

LENDER: FRANKLIN SYNERGY BANK
By: _/s/ Lisa Fletcher______________
Name:	Lisa Fletcher
Its:	Senior Vice President

REAFFIRMATION OF SECOND AMENDED AND RESTATED GUARANTY

Dated as of June 30, 2017
The undersigned (“Guarantor”) hereby: (i) confirms and agrees with The PrivateBank and Trust Company, an Illinois banking corporation in its capacity as administrative agent (together with its successors and assigns, “Administrative Agent”) that Guarantor’s Second Amended and Restated Guaranty dated as of February 26, 2016 made in favor of Administrative Agent (as amended or modified, “Guaranty”), remains in full force and effect and is hereby ratified and confirmed in all respects, including with regard to the Third Amended and Restated Revolving Loan and Security Agreement dated as of February 26, 2016, as amended prior to the date hereof and as further amended by the foregoing Fourth Amendment to Third Amended and Restated Revolving Loan and Security Agreement (“Amendment”), and each reference to the term “Borrower” in the Guaranty shall also include New Borrower (as defined in the Amendment) and each reference to the “Loan Agreement” shall refer to the Loan Agreement as amended by the Amendment; (ii) represents and warrants to Administrative Agent, which representations and warranties shall survive the execution and delivery hereof, that Guarantor’s representations and warranties contained in the Guaranty are true and correct as of the date hereof, with the same effect as though made on the date hereof, except to the extent that such representations expressly related solely to an earlier date, in which case such representations were true and correct on and as of such earlier date (and except for the representations in Section 10(b) thereof which were true and correct on and as of the date when made); (iii) agrees and acknowledges that such ratification and confirmation is not a condition to the continued effectiveness of the Amendment or the Guaranty; and (iv) agrees that neither such ratification and confirmation, nor Administrative Agent’s solicitation of such ratification and confirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or confirmation from the undersigned with respect to subsequent amendments or modifications, if any, to the Loan Agreement, as amended by the Amendment or any other Financing Agreement (as defined in the Loan Agreement, as amended by the Amendment). The execution, delivery and effectiveness of this instrument shall not operate as a waiver of any right, power or remedy of Administrative Agent under or pursuant to the Guaranty. Guarantor acknowledges and agrees that Guarantor has received and reviewed a fully-executed copy of the Amendment (and any other instrument, document or agreement executed or delivered in connection therewith) and understands the contents thereof. A signature hereto sent or delivered by facsimile or other electronic transmission shall be as legally binding and enforceable as a signed original for all purposes. This instrument shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without regard to conflict of law principles that would require the application of any other laws.
[Signature Page Follows]

DIVERSICARE HEALTHCARE SERVICES, INC.

By:    /s/ Kelly J. Gill
Name:    Kelly J. Gill
Its:    President and Chief Executive Officer

REAFFIRMATION OF PLEDGE AGREEMENTS

Dated as of June 30, 2017
For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the undersigned, respectively and as applicable hereby (a) confirms and agrees with The PrivateBank and Trust Company, an Illinois banking corporation in its capacity as administrative agent (together with its successors and assigns, “Administrative Agent”), that (i) Second Amended and Restated Pledge Agreement by and between Diversicare Management Services Co. and Administrative Agent dated as of February 26, 2016, (ii) Second Amended and Restated Pledge Agreement by and between Advocat Finance, Inc. and Administrative Agent dated as of February 26, 2016, (iii) Second Amended and Restated Pledge Agreement by and between Diversicare Leasing Corp. and Administrative Agent dated as of February 26, 2016, (iv) Second Amended and Restated Pledge Agreement by and between Senior Care Florida Leasing Corp. and Administrative Agent dated as of February 26, 2016, (v) Amended and Restated Pledge Agreement by and between Diversicare Leasing Company II, LLC and Administrative Agent dated as of February 26, 2016, (vi) Amended and Restated Pledge Agreement by and between Diversicare Kansas, LLC and Administrative Agent dated as of February 26, 2016, (vii) Second Amended and Restated Pledge Agreement by and between Diversicare Healthcare Services, Inc. (f/k/a Advocat Inc.) and Administrative Agent dated as of February 26, 2016 and (viii) Pledge Agreement by and between Diversicare Leasing Company III, LLC and Administrative Agent dated as of October 1, 2016 and effective as of October 3, 2016 (the foregoing, as the same may be amended, restated, supplemented or otherwise modified from time to time, individually, “Pledge Agreement” and, collectively, “Pledge Agreements”), each remains in full force and effect and is hereby ratified and confirmed in all respects, including with regard to the Third Amended and Restated Revolving Loan and Security Agreement dated as of February 26, 2016 by and among Diversicare Management Services Co., a Tennessee corporation, and those certain affiliates of Diversicare Management Services Co. that are signatories thereto as borrowers, Administrative Agent and the Lenders, as the same has been amended prior to the date hereof and as amended by the foregoing Fourth Amendment to Third Amended and Restated Revolving Loan and Security Agreement dated of even date herewith (“Amendment”), and each reference to the term “Borrower” in each Pledge Agreement shall also include New Borrower (as defined in the Amendment) and each reference to the “Loan Agreement” shall refer to the Loan Agreement as amended by the Amendment, and all of the undersigned’s respective liabilities and obligations under and pursuant to the respective Pledge Agreement, as modified by the Amendment (if and as applicable), are and shall be valid and enforceable and shall not be impaired or limited in any way by the execution, delivery or effectiveness of the Amendment; (b) acknowledges and agrees that each Pledge Agreement is hereby amended to include Diversicare of Selma, LLC, a Delaware limited liability company, and Diversicare Selma Property, LLC, a Delaware limited liability company, as an additional “Borrower” thereunder for all purposes; (c) represents and warrants to Administrative Agent and Lenders, which representations and warranties shall survive the execution and delivery hereof, that each of the undersigned’s representations and warranties contained in the Pledge Agreement are true and correct as of the date hereof, with the same effect as though made on the date hereof, except to the extent that such representations expressly related solely to an earlier date, in which case such representations were true and correct on and as of such earlier date, each of the undersigned has the full right, authority and power to enter into this Reaffirmation and this Reaffirmation constitutes the legal, valid and binding obligation of each of the undersigned, enforceable against each of the undersigned in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar law affecting creditor’s rights generally and general principles of equity; (d) agrees and acknowledges that such ratification and confirmation is not a condition to the continued effectiveness of the Amendment or the Pledge Agreement; and (e) agrees that neither such ratification and confirmation, nor the solicitation of such ratification and confirmation by Administrative Agent and Lenders, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or confirmation from the undersigned with respect to subsequent amendments or modifications, if any, to the Loan Agreement, as amended by the Amendment or any other Financing Agreement (as defined in the Loan Agreement). The execution, delivery and effectiveness of this instrument shall not operate as a waiver of any right, power or remedy of Administrative Agent or Lenders under the Pledge Agreements. Each of the undersigned acknowledges and agrees that it has received and reviewed a fully-executed copy of the Amendment and understands the contents thereof. A signature hereto sent or delivered by facsimile or other electronic transmission shall be as legally binding and enforceable as a signed original for all purposes. Illinois law shall govern the construction, interpretation and enforcement of this instrument.
[Signature Pages Follows]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Reaffirmation of Pledge Agreements on and as of the date above.
DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation

By: __ /s/ James R. McKnight, Jr.___________
James R. McKnight, Jr., Executive Vice President & Chief Financial Officer

ADVOCAT FINANCE INC., a Delaware corporation

By: _ /s/ James R. McKnight, Jr.___________
James R. McKnight, Jr., Executive Vice President & Chief Financial Officer

DIVERSICARE LEASING CORP.,
a Tennessee corporation

By: _ /s/ James R. McKnight, Jr.___________
James R. McKnight, Jr., Executive Vice President & Chief Financial Officer

SENIOR CARE FLORIDA LEASING, LLC, a Delaware limited liability company

By: Diversicare Leasing Corp., its sole member

By:_ /s/ James R. McKnight, Jr.___________
James R. McKnight, Jr., Executive Vice President & Chief Financial Officer

DIVERSICARE LEASING COMPANY II, LLC, a Delaware limited liability company

By:_ /s/ James R. McKnight, Jr.____________
James R. McKnight, Jr., Executive Vice President & Chief Financial Officer

DIVERSICARE KANSAS, LLC, a Delaware limited liability company

By:    DIVERSICARE HOLDING COMPANY, LLC, its sole member

By:_ /s/ James R. McKnight, Jr._____________
James R. McKnight, Jr., Executive Vice President & Chief Financial Officer

DIVERSICARE LEASING COMPANY III, LLC,
a Delaware limited liability company

By:_ /s/ James R. McKnight, Jr.____________
James R. McKnight, Jr., Executive Vice President & Chief Financial Officer

DIVERSICARE HEALTHCARE SERVICES, INC., a Delaware limited liability company

By:_/s/ Kelly J. Gill____________________
Kelly J. Gill, President & Chief Executive Officer
SUPPLEMENTAL SCHEDULE 1.1(a)
to Third Amended and Restated Revolving Loan and Security Agreement
(Fourth Amendment)

BORROWERS

Name	State of Formation	Principal Place of Business and Chief Executive Office	Organizational Number
Diversicare of Selma, LLC	Delaware	1621 Galleria Boulevard Brentwood, TN 37027	6323833
Diversicare Selma Property, LLC	Delaware	1621 Galleria Boulevard Brentwood, TN 37027	6323836

SUPPLEMENTAL SCHEDULE 1.1(b)
to Third Amended and Restated Revolving Loan and Security Agreement
(Fourth Amendment)

AFFILIATED TERM BORROWERS

Name	State of Formation	Principal Place of Business and Chief Executive Office	Organizational Number
Diversicare of Selma, LLC	Delaware	1621 Galleria Boulevard Brentwood, TN 37027	6323833
Diversicare Selma Property, LLC	Delaware	1621 Galleria Boulevard Brentwood, TN 37027	6323836

SUPPLEMENTAL SCHEDULE 1.1(c)
to Third Amended and Restated Revolving Loan and Security Agreement
(Fourth Amendment)

PROPCO BORROWERS

Name	State of Formation	Principal Place of Business and Chief Executive Office	Organizational Number
Diversicare Selma Property, LLC	Delaware	1621 Galleria Boulevard Brentwood, TN 37027	6323836

SUPPLEMENTAL SCHEDULE 1.1(f)
to Third Amended and Restated Revolving Loan and Security Agreement
(Fourth Amendment)

FACILITIES; LOCATIONS; REAL PROPERTY; OPERATORS; OWNERS; LEASES

Facility Name	Real Property/ Location Address	Owner / Lessor	Operator / Lessee	Lease Expiration Date and Options to Extend
Park Place	100 Park Place Selma, AL 36701	Diversicare Selma Property, LLC	Diversicare of Selma, LLC	June 30, 2027; two 5-year renewals

SUPPLEMENTAL SCHEDULE 7.8
to Third Amended and Restated Revolving Loan and Security Agreement
(Fourth Amendment)

OTHER NAMES

Diversicare of Selma, LLC does business in the State of Alabama as “Park Place.”

SUPPLEMENTAL SCHEDULE 7.12
to Third Amended and Restated Revolving Loan and Security Agreement
(Fourth Amendment)

ORGANIZATIONAL CHART

See attached.

SUPPLEMENTAL SCHEDULE 7.33
to Third Amended and Restated Revolving Loan and Security Agreement
(Fourth Amendment)

CAPITALIZATION

Borrower	Number of Authorized Stock/LLC Interests	Holder of Equity Securities	Ownership Percentage
Diversicare of Selma, LLC	N/A	Diversicare Holding Company, LLC	100%
Diversicare Selma Property, LLC	N/A	Diversicare Property Co., LLC	100%

SUPPLEMENTAL SCHEDULE 7.36
to Third Amended and Restated Revolving Loan and Security Agreement
(Fourth Amendment)

COMMERCIAL LEASES

Lease Agreement dated as of July 1, 2017 by and between Diversicare Selma Property, LLC, as Lessor, and Diversicare of Selma, LLC, as Lessee, with respect to (i) that certain nursing home facility formerly known as “Park Place Nursing and Rehabilitation Center” and located at 100 Park Place, Selma, Dallas County, Alabama and (ii) the currently vacant building formerly used as an assisted living facility and located at 903 Medical Center Parkway, Selma, Dallas County, Alabama.

ANNEX A
(LENDERS, PRO RATA SHARES/DOLLAR ALLOCATIONS, AND NOTICE INFORMATION)

Lender	Contact Information	Pro Rata Shares

The PrivateBank and Trust Company	120 South LaSalle Street Chicago, IL 60603 Attn.: Adam D. Panos Managing Director Tel.: (312) 564-1278 Fax: (312) 683-0446 Dollar Allocation: $19,250,000.00	36.84210526%
CIT Bank, N.A.	11 West 42nd Street New York, NY 10036 Attn.: Edward Shuster Director Tel.: (212) 771-9303 Dollar Allocation: $11,000,000.00	21.05263158%
Bankers Trust Company	453 7th Street Des Moines, IA 50304-0897 Attn.: Jon M. Doll Vice President Tel.: (515) 245-2837 Fax: (515) 245-5216 Dollar Allocation: $8,250,000.00	15.78947368%

BOKF, NA d/b/a Bank of Oklahoma	One Williams Center, Suite 8NE Tulsa, OK 74172 Attn.: Ky Chaffin Senior Vice President Tel.: (918) 588-6866 Fax: (918) 280-3368 Dollar Allocation: $2,750,000.00	5.26315789%

Opus Bank	19900 MacArthur Blvd. 12th Floor Irvine, CA 92612 Attn.: Randy Boba SVP, Healthcare Banking Tel.: (949) 251-8123 Fax: (949) 250-9988 Dollar Allocation: $5,500,000.00	10.52631579%
Franklin Synergy Bank	722 Columbia Ave. Franklin, TN 37064 Chicago, IL 60606 Attn.: Lisa Fletcher Senior Vice President Tel.: (615) 564-6374 Fax: (312) 564-7375 Dollar Allocation: $5,500,000.00	10.52631579%

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